Prospectus Supplement

May 10, 2010

Morgan Stanley Institutional Fund Trust

Supplement dated May 10, 2010 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 29, 2010 of:

International Fixed Income Portfolio

The Board of Trustees of the Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation and Dissolution with respect to the International Fixed Income Portfolio (the "Portfolio"), a series of the Trust. Pursuant to the Plan of Liquidation and Dissolution, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about June 25, 2010. The Portfolio will suspend the offering its shares to new investors at close of business on May 14, 2010.

Please retain this supplement for future reference.

  IFTFISPT3 5/10